EXHIBIT 10.2

AMENDMENT NO. 2 TO STOCKHOLDERS’ AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) is made as of March 14, 2013 by and between BioScrip, Inc., a Delaware corporation (the “Company”), and Kohlberg Investors V, L.P., a Delaware limited partnership (“Kohlberg”).

RECITALS

The following recitals are a material part of this Amendment:

A.    Reference is made to that certain stockholders’ agreement dated as of January 24, 2010, by and among Kohlberg, Kohlberg Partners V, L.P., a Delaware limited partnership, Kohlberg Offshore Investors V, L.P., a Delaware limited partnership, Kohlberg TE Investors V, L.P., a Delaware limited partnership, KOCO Investors V, L.P., a Delaware limited partnership, Robert Cucuel, Mary Jane Graves, Nitin Patel, Joey Ryan, Colleen Lederer, Blackstone Mezzanine Partners II L.P., a Delaware limited partnership, Blackstone Mezzanine Holdings II L.P., a Delaware limited partnership, and S.A.C. Domestic Capital Funding, Ltd., a Cayman Islands limited company (collectively, the “Stockholders”) and the Company, as amended on March 8, 2013 by and between Kohlberg and the Company (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Agreement.

B.    Kohlberg and the Company desire to further amend the Agreement as provided herein.
C.    Section 7.8 of the Agreement provides that any term therein may be amended or waived by a written instrument signed by the Company, on one hand, and Stockholders holding not less than a majority of the Stockholder Shares, on the other hand.

D.    Kohlberg holds at least a majority of the Stockholder Shares.

NOW THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Kohlberg and the Company hereby agree as follows:

1.    Recitals; Acknowledgments. The Recitals set forth above are true and accurate, are a material part of this Amendment, are hereby incorporated by reference, and the parties are entitled to rely thereon.

2.    Amendment. Section 4.6 of the Agreement is hereby replaced in its entirety with the following:

“4.6 Limitations. The Company shall not be obligated to effect a Demand Registration for a period of three months following the effective date of a registration statement filed in connection with any registration effected under Section 4.1 or 4.2. Notwithstanding anything to the contrary in the Escrow Agreement, as defined in the Merger Agreement (the “Escrow Agreement”), the provisions of Section 4 of this Agreement shall apply to all of the Stockholder Shares that are subject to the Escrow Agreement (the “Escrow Shares”); provided that (A) the Company shall have no obligations whatsoever under Section 4 of this Agreement in respect of any Escrow Shares that have been paid to the Company in accordance with Section 2(b) or Section 3 of the Escrow Agreement, and (B) any Escrow Shares so paid to the Company that have previously been registered under the Securities Act in connection with a public offering may be de-registered by the Company by means of post-effective amendment under the Securities Act. The Company shall have no obligation to file a prospectus supplement under the Securities Act in respect of any Escrow Shares for which all conditions of release to the applicable Stockholder have not been satisfied under the Escrow Agreement.”

3.    Entire Agreement; Mode Of Modification. Except as expressly modified by this Amendment, all other terms of the Agreement shall remain in full force and effect. This Amendment, together with the Agreement, as previously amended, constitutes the entire agreement between the parties with respect to the subject matter hereof. This Amendment may be amended only by written amendment to this Amendment signed by the parties affected by the same.

4.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and shall be binding upon any party executing the same and all of which together shall constitute one and the same document. This Amendment shall become effective when all parties hereto have executed a counterpart hereof.

[Signature page follows]

BIOSCRIP, INC.

By: /s/ Kimberlee C. Seah
Name: Kimberlee C. Seah

Title:	Senior Vice President, Secretary and General Counsel

KOHLBERG INVESTORS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward
Name:    Gordon Woodward
Title:     Vice President